August 2016 Financial information for the three and six months ended June 30, 2016 NASDAQ: TIPT INVESTOR PRESENTATION - SECOND QUARTER - 2016 Exhibit 99.2

1 LIMITATIONS ON THE USE OF INFORMATION This presentation has been prepared by Tiptree Financial Inc. and its consolidated subsidiaries (“Tiptree", "the Company" or "we”) solely for informational purposes, and not for the purpose of updating any information or forecast with respect to Tiptree, its subsidiaries or any of its affiliates or any other purpose. Tiptree reports a non-controlling interest in TFP that is not owned by Tiptree and certain other operating subsidiaries that are not wholly owned. Unless otherwise noted, all information is of Tiptree on a consolidated basis before non-controlling interest. This information is subject to change without notice and should not be relied upon for any purpose. Neither Tiptree nor any of its affiliates makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and no such party shall have any liability for such information. In furnishing this information and making any oral statements, neither Tiptree, its subsidiaries nor any of its affiliates undertakes any obligation to provide the recipient with access to any additional information or to update or correct such information. The information herein or in any oral statements (if any) are prepared as of the date hereof or as of such earlier dates as presented herein; neither the delivery of this document nor any other oral statements regarding the affairs of Tiptree or its affiliates shall create any implication that the information contained herein or the affairs of Tiptree, its subsidiaries or its affiliates have not changed since the date hereof or after the dates presented herein (as applicable); that such information is correct as of any time subsequent to its date; or that such information is an indication regarding the performance of Tiptree or any of its affiliates since the time of Tiptree’s latest public filings or disclosure. These materials and any related oral statements are not all-inclusive and shall not be construed as legal, tax, investment or any other advice. You should consult your own counsel, accountant or business advisors. Tiptree files public reports with the Securities and Exchange Commission (“SEC”) on EDGAR. The information contained herein should be read in conjunction with and is qualified by Tiptree’s public filings. Performance information is historical and is not indicative of, nor does it guarantee future results. There can be no assurance that similar performance may be experienced in the future. Certain market data and industry data used in this presentation were obtained from reports of governmental agencies and industry publications and surveys. Industry publications and third-party research, surveys and reports generally indicate that their information has been obtained from sources believed to be reliable. We believe the data from third-party sources to be reliable based upon our management’s knowledge of the industry, but have not independently verified such data and as such, make no guarantees as to its accuracy, completeness or timeliness. SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS This document contains "forward-looking statements" which involve risks, uncertainties and contingencies, many of which are beyond Tiptree Financial's control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained herein that are not clearly historical in nature are forward-looking, and the words "anticipate," "believe," "estimate," "expect,“ “intend,” “may,” “might,” "plan," “project,” “should,” "target,“ “will,” or similar expressions are intended to identify forward-looking statements. Such forward- looking statements include, but are not limited to, statements about Tiptree Financial's plans, objectives, expectations and intentions. The forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, many of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecast in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to those described in the section entitled “Risk Factors” in Tiptree’s Annual Report on Form 10-K, and as described in the Tiptree Financial’s other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of this release. The factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could affect our forward-looking statements. Consequently, our actual performance could be materially different from the results described or anticipated by our forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to update any forward-looking statements. NOT AN OFFER OR A SOLICIATION This document does not constitute an offer or invitation for the sale or purchase of securities or to engage in any other transaction with Tiptree Financial, its subsidiaries or its affiliates. The information in this document is not targeted at the residents of any particular country or jurisdiction and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local law or regulation. NON-U.S. GAAP MEASURES In this document, we sometimes use financial measures derived from consolidated financial data but not presented in our financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under the U.S. Securities and Exchange Commission rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Management's reasons for using these non-GAAP financial measures and the reconciliations to their most directly comparable GAAP financial measures are posted in the Appendix. We use non-GAAP financial measures including the following: • EBITDA and Adjusted EBITDA on a consolidated basis and Segment EBITDA and Segment Adjusted EBITDA on a segment basis; • Net revenues and adjusted net revenues for our Fortegra subsidiary; • Net operating income ("NOI") and NOI margin for our Care subsidiary DISCLAIMERS

OVERVIEW & FINANCIAL RESULTS Key Highlights

EXECUTING ON OUR 2016 PRIORITIES

2Q16 Highlights

Revenue
$133.8 million
32.4% vs. prior year

Net Income
from continuing operations
$7.0 million
681% vs. prior year

Adjusted EBITDA
from continuing operations [1]
$17.4 million
142% vs. prior year

Book Value
per Class A share
$9.83
9.7% vs. 12/31/15

Business performance

- ☑ **Fortegra net written premiums of $96.4m** for the first half of 2016, up 23.3% versus prior year
- ☑ 2Q16 **mortgage originations of $432m, up 30%** from 1Q16
- ☑ **Care contributed $14.6m of revenue in 2Q16, up 17.7%** from prior year while expanding NOI margins
- ☑ CLO earnings were $6.6m for 2Q16, up $4.7m from prior year. For the first half of 2016 Telos produced steady cash of **$11.7m from distributions and management fees.**
- ☑ Principal investments yielded **$7.5m revenue,** primarily from our Credit Opportunities Fund & NPLs

Investing in core businesses

- ☑ Further invested in residential NPLs, bringing **total to $62.3m**
- ☑ Effective April 5, **Telos launched is seventh CLO**, with Tiptree investment of $26m in subordinate notes

Re-deploying capital to attractive returning investments

- ☑ **Block purchase of 5.6m shares for $36.4m** at a 29% discount to 1Q16 book value per Class A share
- ☑ We estimate an incremental $0.05 of 1H16 EPS if purchase had been completed on Jan 1 (pro-forma basis) [2]
- ☑ Returned additional $1.3m to shareholders through **buy-backs** and **dividends** in 2Q16; $3.0m year-to-date



Book Value per Class A share
$8.96
$0.33
$0.04
$0.50
$9.83
4Q15
1H Net Income
Buy-backs Dividends (Net)
Block purchase
2Q16

(1) For a reconciliation of Non-GAAP metrics Adjusted EBITDA to GAAP financials, see the Appendix.
(2) Pro-forma assumes share purchase effective Jan 1, 2016, including interest expense on $15m borrowings.

TiptreeFinancial 3

FINANCIAL RESULTS

Summary Consolidated Statements of Operations

(unaudited, $ in thousands)	Three Months Ended June 30,		Six Months Ended June 30,	
	2016	2015	2016	2015
Total revenue	$133,752	$101,028	$265,558	$190,091
Total expense	127,618	102,675	255,554	197,287
Net income (loss) attributable to consolidated CLOs	4,912	67	6,017	(244)
Income (loss) before taxes from continuing operations	**$11,046**	**$(1,580)**	**$16,021**	**$(7,440)**
Less: provision (benefit) for income taxes	4,025	(371)	1,586	(1,867)
Income (loss) from continuing operations	**$7,021**	**$(1,209)**	**$14,435**	**$(5,573)**
Discontinued operations, net	—	21,003	—	23,348
Net income (loss) before non-controlling interests	$7,021	$19,794	$14,435	$17,775
Less: net income (loss) attributable to NCI - TFP	669	4,735	3,298	3,875
Less: net income (loss) attributable to NCI - Other	219	97	(551)	(83)
Net income (loss) available to Class A common stockholders	**$6,133**	**$14,962**	**$11,688**	**$13,983**

Per Share Metrics

Earnings per Class A Share from continuing operations, diluted	0.17	(0.03)	0.33	(0.11)
Earnings per Class A Share from discontinued operations, diluted	—	0.50	—	0.55
Earnings per Class A Share, diluted	$ 0.17	$ 0.47	$ 0.33	$ 0.44
Class A Stockholders Equity (6/30/2016 and 12/31/2015)	$287,541	$312,840		
Class A shares outstanding (net of shares held by subsidiaries) (1)	29,258	34,900		
Book Value per Class A Share (6/30/2016 and 12/31/2015)	$9.83	$8.96		

Non-GAAP Metrics (2)

Adjusted EBITDA from Continuing Operations	$17,431	$7,192	$32,754	$12,013
Total Adjusted EBITDA	$17,431	$32,226	$32,754	$45,245

(1) As of 6/30/2016, 5,596,000 Class A common shares were held at subsidiaries.
(2) For a reconciliation of Non-GAAP metrics to the nearest GAAP equivalent, see the Appendix.

Consolidated highlights

Income from continuing operations of $7.0m for 2Q16, an increase of $8.2m over prior year primarily driven by:

- Improved profitability at Fortegra
- Improved volumes and margins as a result of Reliance acquisition
- Increased rental income at Care from recent acquisitions and higher margins on existing managed properties
- Better year-over-year performance of the CLO subordinated notes
- Year-over-year improvement in principal investment income

Partially offset by:

- Higher corporate expenses associated with our efforts to improve our controls infrastructure

Net income per Class A share decreased over prior year primarily as a result of the gain associated with the sale of PFG in 2Q15

TiptreeFinancial 4

1ST HALF 2016 PERFORMANCE

($ in millions)



Revenue
$265.6
Total Revenue: 39.7% increase
17.5
3.7
28.5
38.8
177.1
Corporate & Other: F%
Asset Management: 29.4%
Real Estate: 30.7%
Specialty Finance: 173%
Insurance & Insurance Services: 17.4%
$190.1
2.8
21.8
14.2
150.9
1H15
1H16



Pre-tax income
from continuing operations
$16.0
Cont. Ops.: $23.5m increase
2.7
1.3
17.1
(5.0)
(0.1)
Asset Management: 28.6%
Specialty Finance: 30.0%
Insurance & Insurance Services: 66.0%
Real Estate: 18.5%
Corporate, Principal Investments: F%
$(7.4)
2.1
1.0
10.3
(6.2)
(14.7)
1H15
1H16



Adjusted EBITDA(1)
from continuing operations
$45.2
$33.2
$12.0
2.1
2.7
1.2
17.5
(11.4)
$32.8
0.4
2.7
4.3
1.8
23.4
Disc. Ops. (PFG): (U)%
Cont. Ops.: 142% increase
Corporate, Principal Inv.: F%
Asset Management: 28.6%
Real Estate: 59.3%
Specialty Finance: 50.0%
Insurance & Insurance Services: 33.7%
1H15
1H16

The key drivers for improvement in operational performance include:

+ Insurance: growth driven by increases in net revenues, investment income and margin expansion as a result of disciplined cost control
+ Real estate: up as margins improved at existing properties and acquisitions increased overall revenues
+ Specialty Finance: improvement in mortgage volumes & margins as a result of the acquisition of Reliance and growth in lending at Siena
+ Principal investments: increases driven by earnings on invested assets, partial recovery of fair value marks on CLO sub-notes and earnings on Credit Opportunities Fund and NPLs

- Corporate: higher payroll, audit and consulting expenses driven by efforts to improve controls and reporting infrastructure

F% is favorable versus prior year; (U)% is unfavorable versus prior year.
(1) Adjusted EBITDA includes income from continuing and discontinuing operations - see appendix for reconciliation.

TiptreeFinancial 5

Three and Six Months Ended June 30, 2016 SEGMENT PERFORMANCE

INSURANCE AND INSURANCE SERVICES

($ in millions)

Key financials [(1)]

	2Q16	V%	1H16	V%
Revenue	$87.8	11.8%	$177.1	17.4%
Pre-tax income	$8.1	28.6%	$17.1	66.0%
Revenue, as adjusted	$89.6	5.7%	$181.3	9.9%
Net Revenue, as adjusted	$28.7	3.2%	$59.4	8.0%
Adjusted EBITDA	$11.4	23.9%	$23.4	33.7%
Adjusted EBITDA %	39.7%	6.6%	39.4%	7.6%
Net Written Premiums	$49.0	5.8%	$96.4	23.3%

Insurance products

Net revenue bridge [(1)]



$55.0
$3.5
$(3.4)
$2.2
$2.3
$59.4
1H15
Credit
Warranty
Specialty
Investment & Other Income
1H16

	1H15	Credit	Warranty	Specialty	Investment & Other Income	1H16
Net written premiums bridge	$78.2	$4.6	$4.6	$8.9	-	$96.4

(1) See the appendix for a reconciliation of Non-GAAP measures Revenue as adjusted, Net Revenue as adjusted and Adjusted EBITDA to GAAP financials.

Highlights and recent developments

2Q16 revenue of $87.8m, up $9.3m or 11.8% year-over-year while contributing $8.1m of pre-tax income, up 28.6%

$11.4m Adjusted EBITDA for 2Q16, up 23.9% year over year with margin expansion from 33.1% to 39.7%

- Net revenues, as adjusted, up $0.9m year over year
  - ✓ Investment income of $2.2m, up $1.0m from prior year
  - ✓ 8.4% increase in Credit Protection and 69.2% in Specialty products driven by earned premiums and service fees
  - ✓ Warranty revenues down 24.6% as competitive pressures remain for the mobile protection product
- Operating expenses down $1.4m from prior year as Fortegra stays focused on disciplined cost management

1H16 net written premiums increased over prior year by $18.2m or 23.3%, driven by growth in all product lines

$207m investable assets as of 2Q16, up 13.6% over prior year; we expect to continue to grow investment earnings over time

TiptreeFinancial 7

8 Key financials 2Q16 pre-tax income of $2.3m, an increase of 283% compared to prior year driven by increased mortgage and lending volume primarily from the Reliance acquisition • Mortgage revenue: originations up 67%, with margin increase of 229 bps, driven by the addition of Reliance's higher FHA/VA mix and favorable market conditions as interest rates down year- over-year and market rebounded from 1Q16, up 47% • Lending revenue: average earning assets increased by 26%, resulting in growth in net interest margin and fees 1H16 pre-tax income of $1.3m compared to $1.0m in prior year, increase driven by volume growth outpacing incremental operating expenses • Mortgage revenue: increased mortgage volumes with addition of Reliance, while industry wide mortgage volumes remained relatively flat year-over-year • Personnel expenses: invested in additional headcount, a 20% increase over prior year, to produce future originations. Growth in volume tends to lag the hiring of new loan officers as the full ramp up of productivity takes 4-6 months Single-Family Mortgage Originations 1Q1 5 2Q1 5 3Q1 5 4Q1 5 1Q1 6 2Q1 6E 3Q1 6E 4Q1 6E 165 269 271 211 181 290 295 250 229 394 239 508 164 435 163 374 158 339 207 497 205 500 162 412 Highlights and recent developments 2Q16 V% 1H16 V% Revenue $22.2 177.5% $38.8 173.2 % Pre-tax income $2.3 283.3% $1.3 30.0 % Adjusted EBITDA $2.6 271.4% $1.8 50.0 % Average earning assets $70.6 25.6% $63.8 25.1 % Mortgage volume $432.0 67.1% $764.8 74.2 % Mortgage margin (Δbps) 424.6 229 bps 415.8 208 bps Market indicators SPECIALTY FINANCE Small Business Lending Index (SBLI) 160 150 140 130 120 110 100 Jan- 14 Jul-1 4 Jan- 15 Jul-1 5 Jan- 16 (1) See the appendix for a reconciliation of Non-GAAP measure Adjusted EBITDA to GAAP financials;. (2) Fannie May- July 2016 Housing Forecast. (3)Thomson Reuters/PayNet. ($ in millions) (3)(2) Purchase Refinance (1)

REAL ESTATE

($ in millions)

Key financials [1]

	2Q16	V%	1H16	V%
Revenue	$14.6	17.7%	$28.5	30.7%
Pre-tax income	$(1.2)	41.4%	$(5.0)	18.5%
Adjusted EBITDA	$2.3	15.0%	$4.3	59.3%
Net Operating Income (NOI)	$5.1	21.4%	$10.0	37.0%
Segment assets	$278.7	20.9%	$278.7	20.9%
Accumulated depreciation[2]	$31.6	87.0%	$31.6	87.0%

NOI by product



Managed properties
Triple net leases
$24.3
$6.3
$18.7
$4.5
$3.7
$2.8
1H16
1H15
1H16
1H15
NOI margin % (1)
26.0%
24.2%
Revenues
Net Operating Income

(1) For explanation of Adjusted EBITDA, NOI, NOI Margin % and reconciliation to GAAP real estate segment pre-tax income, see the Appendix.
(2) Includes accumulated depreciation and in-place lease amortization.

Highlights and recent developments

- 2Q16 revenues of $14.6m, up $6.4m or 17.7% year-over-year with a pre-tax loss of $1.2m primarily driven by depreciation on recently acquired properties
- Adjusted EBITDA of $2.3m, up 15.0% driven by increased NOI at existing properties & 1Q16 acquisitions
  - NOI margin % improvement at managed properties driven by occupancy increases, pricing improvements and cost management at property level

Property	Acquisition Date	Purchase Price	Type	Number of Facilities	Number of Units
Greenfield I	09/2011	20.8	NNN	3	120
Calamar	02/2013	23.3	JV	2	202
Premier	08/2013	21.9	NNN	2	99
Heritage	11/2013	43.1	JV	2	271
Greenfield JV	10/2014	30.8	JV	3	360
Heritage Belle Reve	12/2014	9.4	JV	1	78
Royal	02/2015	29.1	JV	5	282
Greenfield II	03/2015	54.5	NNN	6	299
Heritage Birches	01/2016	39.2	JV	1	91
Royal Harmony	03/2016	16.0	JV	1	60
Total Portfolio		$288.1		26	1,862

- Expect to see continued EBITDA growth through:
  - ✓ Increased occupancy driven by property improvements and favorable demographics
  - ✓ Managing expenses to improve NOI
  - ✓ New acquisitions, including a $29m property, managed by Heritage, purchased on August 1st

TiptreeFinancial 9

ASSET MANAGEMENT

($ in millions)

Key financials [1]

	2Q16	V%	1H16	V%
Revenue	$1.7	(11.1)%	$3.7	(4.6)%
Income from consolidated CLOs[2]	$0.7		$1.7	
Pre-tax income	$1.1	450.0 %	$2.7	28.6 %
Adjusted EBITDA	$1.1	450.0 %	$2.7	28.6 %
Fee-earning AUM[3] ($ in billions)	$2.1	5.0 %	$2.1	5.0 %

Assets Under Management



$2,032
175
400
351
353
321
246
186
$2,052
51
351
402
353
354
223
164
154
$2,207
94
250
354
405
354
355
150
109
136
Credit Opp fund
Telos 7
Telos 6
Telos 5
Telos 4
Telos 3
Telos 2
Telos 1
Other
June 2014
June 2015
June 2016

Highlights

Revenues and income from consolidated CLOs down 11.1% given reducing AUM in older CLOs and lower fees on more recent CLOs

Pre-tax income attributable to the asset management component of the CLOs were up from $0.2m to $1.1m in 2Q16

- Primary driver was a decrease in payroll expenses due to normalization of incentive compensation vs. prior year

Recent developments & outlook

On April 5, 2016 the Company launched Telos CLO 2016-7 purchased $26.0m of subordinated notes

(1) See the appendix for a reconciliation of Non-GAAP measure Adjusted EBITDA to GAAP financials.
(2) For comparative purposes, revenues as shown in the charts include fees attributable to the consolidated CLOs. See appendix for reconciliation.
(3) AUM is estimated and unaudited. Consists of NOPCB for CLOs, excludes COF as it is not fee-earning as of 6/30/2016.

TiptreeFinancial

10

CORPORATE AND OTHER

Key financials[1]

	2Q16	2Q15	1H16	1H15
Principal investment revenue	$7.5	$0.4	$17.5	$0.3
Corporate expenses[2]	$8.5	$5.7	$17.0	$11.4
Income from consolidated CLOs	$4.2	$(0.9)	$4.3	$(3.1)
Pre-tax income	$0.7	$(6.7)	$(0.1)	$(14.7)
Adjusted EBITDA	$0.1	$(5.0)	$0.4	$(11.4)

Total income attributable to CLOs[3]



$2.7
$(3.4)
$9.4
Total pre-tax income (loss)
$9.0
$5.6
$(8.0)
$(3.9)
$5.7
$4.9
$(14.0)
$6.7
$5.0
$(2.2)
Distributions from sub notes
Management fees (reported in asset management segment)
Realized losses from sub notes
Unrealized losses from sub notes
1H15
2H15
1H16
$74.5
$35.7
$35.0
Average sub note Investment, at fair value

(1) See the appendix for a reconciliation of Non-GAAP measure Adjusted EBITDA to GAAP financials.
(2) Corporate expenses as presented exclude expenses specific to CLO subordinated notes and credit investments.
(3) For comparative purposes, revenues as shown in the charts include fees, distributions and realized/unrealized losses attributable to the consolidated CLOs. See appendix for reconciliation.

Highlights and recent developments

Principal investment revenue increases driving positive 2Q16 earnings which were partially offset by investment in corporate infrastructure

- CLO sub-note investments improved by $5.1m compared to 2Q15 as distributions increased by $0.6m primarily from T7 launch & unrealized losses were better by $4.5m vs. prior year
- $3.2m earnings from interest income and gains within the Credit Opportunities fund and Telos warehouse loans
- NPL investments earned $1.3m primarily from unrealized gains and early realizations
- Increase in corporate expenses of $0.3m payroll and external costs of $3.0m from audit and professional fees

1H16 Adjusted EBITDA up $11.8m as a result of increases in principal investment revenues and improvement in CLO equity, offset by increases in corporate expenses

- Corporate payroll expenses were $5.6m, up $1.6m from prior year to improve reporting and controls infrastructure
- Professional fees were $9.1m, up $5.0m from prior year, of which $2.0m related primarily to costs associated with material weakness remediation which we do not expect to recur in future periods

TiptreeFinancial
11

12 Revenue Adjusted EBITDA from continuing operations WELL POSITIONED FOR 2016 AND BEYOND Adjusted EBITDA is expected to benefit from: • Continued revenue growth of Fortegra combined with disciplined expense management driving positive improvements • Growing rental income in our real estate portfolio through a combination of stabilizing existing properties as well as investing in new acquisitions • Continued performance in specialty finance as a result of investment in sales personnel in the first half of 2016 and the general interest rate environment • Growing investment income Expect to benefit from re-investing our primary sources of liquidity including Fortegra investments, Care & Telos cash distributions, cash payments on principal investments, and capital from non-core assets 1H16 1H15 $265.6 $190.1 1H16 1H15 $32.8 $12.0 Looking ahead ... Recent events ü Significant improvement in revenues, net earnings and Adjusted EBITDA from continuing ops as we move toward more stable, repeatable earnings ü Block purchase of 5.6m shares at a price accretive to book value and earnings per share ü Continue to re-invest in core segments through seniors housing acquisitions and investments in NPLs (1) (1) See the appendix for a reconciliation of Adjusted EBITDA to GAAP financials.

APPENDIX

NON-GAAP FINANCIAL MEASURES - EBITDA AND ADJUSTED EBITDA

Management uses EBITDA and Adjusted EBITDA, which are non-GAAP financial measures. The Company believes that consolidated EBITDA and Adjusted EBITDA on a consolidated basis and for each segment provide supplemental information useful to investors as it is frequently used by the financial community to analyze performance period to period, to analyze a company's ability to service its debt and to facilitate comparison among companies. The Company believes segment EBITDA and Adjusted EBITDA provides additional supplemental information to compare results among our segments. Beginning in 2016 the Company Adjusted EBITDA will also be used in determining incentive compensation for the Company's executive officers. These measures are not a measurement of financial performance or liquidity under GAAP and should not be considered as an alternative or substitute for net income. The Company's presentation of these measures may differ from similarly titled non-GAAP financial measures used by other companies. The Company defines EBITDA as GAAP net income of the Company adjusted to add consolidated interest expense, consolidated income taxes and consolidated depreciation and amortization expense as presented in its financial statements and Adjusted EBITDA as EBITDA adjusted to (i) subtract interest expense on asset-specific debt incurred in the ordinary course of its subsidiaries' business operations, (ii) adjust for the effect of purchase accounting, (iii) add back significant acquisition related costs, (iv) adjust for significant relocation costs and (v) any significant one-time expenses.

Reconciliation from the Company's GAAP net income to Non-GAAP financial measures - EBITDA and Adjusted EBITDA

($ in thousands, unaudited)	Three Months Ended June 30,		Six Months Ended June 30,	
	2016	2015	2016	2015
Net (loss) income available to Class A common stockholders	$ 6,133	$ 14,962	$ 11,688	$ 13,983
Add: net (loss) income attributable to noncontrolling interests	888	4,832	2,747	3,792
Less: net income from discontinued operations	—	21,003		$ **23,348**
(Loss) from Continuing Operations of the Company	$ **7,021**	$ **(1,209)**	$ **14,435**	$ **(5,573)**
Consolidated interest expense	6,451	6,194	12,931	11,323
Consolidated income taxes	4,025	(371)	1,586	(1,867)
Consolidated depreciation and amortization expense	7,085	11,359	$ 15,462	$ 26,823
EBITDA from Continuing Operations	$ 24,582	$ 15,973	$ 44,414	$ 30,706
Consolidated non-corporate and non-acquisition related interest expense [1]	(3,956)	(2,663)	(8,234)	(4,441)
Effects of Purchase Accounting [2]	(1,459)	(6,118)	(3,489)	(15,601)
Non-cash fair value adjustments [3]	—	—	1,416	—
Significant acquisition expenses [4]	—	—	383	1,349
Separation expenses [5]	(1,736)	—	(1,736)	—
Adjusted EBITDA from Continuing Operations of the Company	$ **17,431**	$ **7,192**	$ **32,754**	$ **12,013**
Income from Discontinued Operations of the Company	$ —	$ 21,003	$ —	$ 23,348
Consolidated interest expense	—	2,572	$ —	$ 5,226
Consolidated income taxes	—	1,054	—	3,796
Consolidated depreciation and amortization expense	—	405	—	862
EBITDA from Discontinued Operations	$ —	$ 25,034	$ —	$ 33,232
Adjusted EBITDA from Discontinued Operations of the Company	$ **—**	$ **25,034**	$ **—**	$ **33,232**
Adjusted EBITDA of the Company	$ **17,431**	$ **32,226**	$ **32,754**	$ **45,245**

(1) The consolidated non-corporate and non-acquisition related interest expense is subtracted from EBITDA to arrive at Adjusted EBITDA. This includes interest expense associated with asset-specific debt at subsidiaries in the insurance and insurance services, specialty finance, real estate and corporate and other segments.

(2) Following the purchase accounting adjustments, current period expenses associated with deferred costs were more favorably stated and current period income associated with deferred revenues were less favorably stated. Thus, the purchase accounting effect related to Fortegra, increased EBITDA above what the historical basis of accounting would have generated. The impact of this purchase accounting adjustments have been reversed to reflect an adjusted EBITDA without such purchase accounting effect.

(3) For Care, Adjusted EBITDA excludes the impact of the change of fair value of interest rate swaps hedging the debt at the property level to conform to our updated interest rate hedging policy.

(4) For the six months ended June 30, 2016 and 2015, $0.4 million and $1.3 million of acquisition related costs, respectively, represent costs in connection with Care's acquisition of properties which included taxes, legal costs and other expenses.

(5) Consists of payments pursuant to a separation agreement, dated as of November 10, 2015.

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NON-GAAP FINANCIAL MEASURES - EBITDA AND ADJUSTED EBITDA

Management uses EBITDA and Adjusted EBITDA, which are non-GAAP financial measures. The Company believes that consolidated EBITDA and Adjusted EBITDA on a consolidated basis and for each segment provide supplemental information useful to investors as it is frequently used by the financial community to analyze performance period to period, to analyze a company's ability to service its debt and to facilitate comparison among companies. The Company believes segment EBITDA and Adjusted EBITDA provides additional supplemental information to compare results among our segments. Beginning in 2016 the Company Adjusted EBITDA will also be used in determining incentive compensation for the Company's executive officers. These measures are not a measurement of financial performance or liquidity under GAAP and should not be considered as an alternative or substitute for net income. The Company's presentation of these measures may differ from similarly titled non-GAAP financial measures used by other companies. The Company defines EBITDA as GAAP net income of the Company adjusted to add consolidated interest expense, consolidated income taxes and consolidated depreciation and amortization expense as presented in its financial statements and Adjusted EBITDA as EBITDA adjusted to (i) subtract interest expense on asset-specific debt incurred in the ordinary course of its subsidiaries' business operations, (ii) adjust for the effect of purchase accounting, (iii) add back significant acquisition related costs, (iv) adjust for significant relocation costs and (v) any significant one-time expenses.

Segment EBITDA and Adjusted EBITDA - Three and Six Months Ended June 30, 2016 and June 30, 2015

($ in thousands)	Insurance and insurance services		Specialty finance		Real estate		Asset management		Corporate and other		Total	
	Three Months Ended June 30,		Three Months Ended June 30,		Three Months Ended June 30,		Three Months Ended June 30,		Three Months Ended June 30,		Three Months Ended June 30,	
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015
Pre-tax income/(loss)	$ 8,078	$ 6,300	$ 2,312	$ 568	$ (1,155)	$ (1,969)	$ 1,078	$ 212	$ 733	$ (6,691)	$ 11,046	$ (1,580)
Add back:												
Interest expense	1,531	1,775	1,235	834	2,095	1,810	—	—	1,590	1,775	6,451	6,194
Depreciation and amortization expenses	3,399	7,258	214	124	3,410	3,945	—	—	62	32	7,085	11,359
Segment EBITDA	$ 13,008	$ 15,333	$ 3,761	$ 1,526	$ 4,350	$ 3,786	$ 1,078	$ 212	$ 2,385	$ (4,884)	$ 24,582	$ 15,973
EBITDA adjustments:												
Asset-specific debt interest	(112)	—	(1,184)	(834)	(2,095)	(1,746)	—	—	(565)	(83)	(3,956)	(2,663)
Effects of purchase accounting	(1,459)	(6,118)	—	—	—	—	—	—	—	—	(1,459)	(6,118)
Non-cash fair value adjustments	—	—	—	—	—	—	—	—	—	—	—	—
Significant acquisition expenses	—	—	—	—	—	—	—	—	—	—	—	—
Separation expenses	—	—	—	—	—	—	—	—	(1,736)	—	(1,736)	—
Segment Adjusted EBITDA	$ 11,437	$ 9,215	$ 2,577	$ 692	$ 2,255	$ 2,040	$ 1,078	$ 212	$ 84	$ (4,967)	$ 17,431	$ 7,192

($ in thousands)	Insurance and insurance services		Specialty finance		Real estate		Asset management		Corporate and other		Totals	
	Six Months Ended June 30,		Six Months Ended June 30,		Six Months Ended June 30,		Six Months Ended June 30,		Six Months Ended June 30,		Six Months Ended June 30,	
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015
Pre-tax income/(loss)	$ 17,075	$ 10,326	$ 1,329	$ 1,003	$ (5,014)	$ (6,150)	$ 2,738	$ 2,086	$ (107)	$ (14,705)	$ 16,021	$ (7,440)
Add back:												
Interest expense	2,686	3,514	2,420	1,345	3,949	3,140	—	—	3,876	3,324	12,931	11,323
Depreciation and amortization expenses	7,382	19,212	416	246	7,540	7,333	—	—	124	32	15,462	26,823
Segment EBITDA	$ 27,143	$ 33,052	$ 4,165	$ 2,594	$ 6,475	$ 4,323	$ 2,738	$ 2,086	$ 3,893	$ (11,349)	$ 44,414	$ 30,706
EBITDA adjustments:												
Asset-specific debt interest	(211)	—	(2,318)	(1,345)	(3,949)	(3,013)	—	—	(1,756)	(83)	(8,234)	(4,441)
Effects of purchase accounting	(3,489)	(15,601)	—	—	—	—	—	—	—	—	(3,489)	(15,601)
Non-cash fair value adjustments	—	—	—	—	1,416	—	—	—	—	—	1,416	—
Significant acquisition expenses	—	—	—	—	383	1,349	—	—	—	—	383	1,349
Separation expenses	—	—	—	—	—	—	—	—	(1,736)	—	(1,736)	—
Segment Adjusted EBITDA	$ 23,443	$ 17,451	$ 1,847	$ 1,249	$ 4,325	$ 2,659	$ 2,738	$ 2,086	$ 401	$ (11,432)	$ 32,754	$ 12,013

TiptreeFinancial
15

NON-GAAP FINANCIAL INFORMATION- INSURANCE & INSURANCE SERVICES

Fortegra presents As Adjusted Net revenues which is a Non-GAAP financial measure to provide investors with additional information to analyze its performance from period to period. Management also uses this measures to assess performance and to allocate resources in managing its businesses. However, investors should not consider this Non-GAAP financial measures as a substitute for the financial information that Fortegra reports in accordance with U.S. GAAP. This Non-GAAP financial measure reflects subjective determinations by Fortegra management, and may differ from similarly titled Non-GAAP financial measures presented by other companies. See the below table for a reconciliation from GAAP Total revenues to As Adjusted Net revenues.

	Three Months Ended June 30, 2016			Three Months Ended June 30, 2015		
($ in thousands)	GAAP	Adjustments	Non-GAAP As Adjusted	GAAP	Adjustments	Non-GAAP As Adjusted
Revenues:						
Earned premiums	$ 46,292	$ —	$ 46,292	$ 39,707	$ —	$ 39,707
Service and administrative fees	28,269	1,646 (2)	29,915	25,545	5,500 (2)	31,045
Ceding commissions	10,545	116 (3)	10,661	10,148	736 (3)	10,884
Interest income (1)	2,208	—	2,208	1,199	—	1,199
Other Income	476	—	476	1,922	—	1,922
Total revenues	87,790	1,762	89,552	78,521	6,236	84,757
Less:						
Commission expense	34,836	3,111 (4)	37,947	23,927	11,828 (4)	35,755
Member benefit claims	5,617	—	5,617	8,240	—	8,240
Net losses and loss adjustment expenses	17,240	—	17,240	12,926	—	12,926
Net revenues	30,097	(1,349)	28,748	33,428	(5,592)	27,836
Expenses:						
Interest expense	1,531	—	1,531	1,775	—	1,775
Payroll and employee commissions	9,298	—	9,298	9,678	—	9,678
Depreciation and amortization expenses	3,399	(941) (5)	2,458	7,258	(4,703) (5)	2,555
Other expenses	7,791	111 (6)	7,902	8,417	526 (6)	8,943
Total operating expenses	22,019	(830)	21,189	27,128	(4,177)	22,951
Income before taxes from continuing operations	8,078	(519)	7,559	6,300	(1,415)	4,885
EBITDA	13,008	(1,459)	11,549	15,333	(6,118)	9,215
Asset-specific debt interest	(112)		(112)			
Effects of purchase accounting	(1,459)			(6,118)		
Adjusted EBITDA	$ 11,437		$ 11,437	$ 9,215		$ 9,215
Adjusted EBITDA % (adjusted EBITDA over net revenues as adjusted)			39.8%			33.1%

(1) Includes net realized and unrealized gains and (losses) on investments.
(2) Represents service fee revenues that would have been recognized had purchase accounting effects not been recorded. Deferred service fee liabilities at the acquisition date were reduced to reflect the purchase accounting fair value.
(3) Represents ceding commission revenues that would have been recognized had purchase accounting effects not been recorded. Deferred ceding commissions liabilities at the acquisition date were reduced to reflect the purchase accounting fair value.
(4) Represents additional commissions expense that would have been recorded without purchase accounting; the values of deferred commission assets were eliminated in purchase accounting.
(5) Represents the removal of net additional depreciation and amortization expense that would not have been recorded without purchase accounting; fixed assets and amortizing intangible assets were adjusted in purchase accounting based on fair value analyses.
(6) Represents additional premium tax and other acquisition expenses that would have been recorded without purchase accounting; values of deferred acquisition costs were eliminated in purchase accounting.

TiptreeFinancial
16

NON-GAAP FINANCIAL INFORMATION- INSURANCE & INSURANCE SERVICES

Fortegra presents As Adjusted Net revenues which is a Non-GAAP financial measure to provide investors with additional information to analyze its performance from period to period. Management also uses this measures to assess performance and to allocate resources in managing its businesses. However, investors should not consider this Non-GAAP financial measures as a substitute for the financial information that Fortegra reports in accordance with U.S. GAAP. This Non-GAAP financial measure reflects subjective determinations by Fortegra management, and may differ from similarly titled Non-GAAP financial measures presented by other companies. See the below table for a reconciliation from GAAP Total revenues to As Adjusted Net revenues.

	Six Months Ended June 30, 2016			Six Months Ended June 30, 2015		
($ in thousands)	GAAP	Adjustments	Non-GAAP As Adjusted	GAAP	Adjustments	Non-GAAP As Adjusted
Revenues:						
Earned premiums	$ 90,907	$ —	$ 90,907	$ 77,060	$ —	$ 77,060
Service and administrative fees	58,579	3,842 [2]	62,421	47,472	11,649 [2]	59,121
Ceding commissions	21,248	307 [3]	21,555	20,085	2,338 [3]	22,423
Interest income [1]	5,628	—	5,628	2,424	—	2,424
Other Income	740	—	740	3,859	—	3,859
Total revenues	177,102	4,149	181,251	150,900	13,987	164,887
Less:						
Commission expense	67,874	7,374 [4]	75,248	40,455	28,246 [4]	68,701
Member benefit claims	11,367	—	11,367	15,819	—	15,819
Net losses and loss adjustment expenses	35,188	—	35,188	25,376	—	25,376
Net revenues	62,673	(3,225)	59,448	69,250	(14,259)	54,991
Expenses:						
Interest expense	2,686	—	2,686	3,514	—	3,514
Payroll and employee commissions	18,885	—	18,885	20,083	—	20,083
Depreciation and amortization expenses	7,382	(2,428) [5]	4,954	19,212	(14,092) [5]	5,120
Other expenses	16,645	264 [6]	16,909	16,115	1,342 [6]	17,457
Total operating expenses	45,598	(2,164)	43,434	58,924	(12,750)	46,174
Income before taxes from continuing operations	17,075	(1,061)	16,014	10,326	(1,509)	8,817
EBITDA	27,143	(3,489)	23,654	33,052	(15,601)	17,451
Asset-specific debt interest	(211)		(211)			
Effects of purchase accounting	(3,489)			(15,601)		
Adjusted EBITDA	$ 23,443		$ 23,443	$ 17,451		$ 17,451
Adjusted EBITDA % (adjusted EBITDA over net revenues as adjusted)			39.4%			31.7%

(1) Includes net realized and unrealized gains and (losses) on investments.
(2) Represents service fee revenues that would have been recognized had purchase accounting effects not been recorded. Deferred service fee liabilities at the acquisition date were reduced to reflect the purchase accounting fair value.
(3) Represents ceding commission revenues that would have been recognized had purchase accounting effects not been recorded. Deferred ceding commissions liabilities at the acquisition date were reduced to reflect the purchase accounting fair value.
(4) Represents additional commissions expense that would have been recorded without purchase accounting; the values of deferred commission assets were eliminated in purchase accounting.
(5) Represents the removal of net additional depreciation and amortization expense that would not have been recorded without purchase accounting; fixed assets and amortizing intangible assets were adjusted in purchase accounting based on fair value analyses.
(6) Represents additional premium tax and other acquisition expenses that would have been recorded without purchase accounting; values of deferred acquisition costs were eliminated in purchase accounting.

TiptreeFinancial
17

NON-GAAP FINANCIAL MEASURES - REAL ESTATE SEGMENT NOI

We evaluate performance of our real estate segment based on segment net operating income ("NOI"). We consider NOI as an important supplemental measure used to evaluate the operating performance of our real estate segment because it allows investors, analysts and our management to assess our unlevered property-level operating results and to compare our operating results between periods and to the operating results of other real estate companies on a consistent basis. We define NOI as total revenue less property operating expense. Property operating expenses and resident fees and services are not relevant to Care's triple net lease operations since Care does not manage the underlying operations and substantially all expenses are passed through to the tenant. Our calculation of NOI may differ from similarly titled non-GAAP financial measures used by other companies. NOI is not a measure of financial performance or liquidity under GAAP and should not be considered a substitute for pre-tax income. The following tables present revenues and expenses, which include amounts attributable to non-controlling interests, by property type in our real estate segment for the three and six months ended June 30, 2016 and 2015, respectively.

	Three Months Ended June 30, 2016			Three Months Ended June 30, 2015			Six Months Ended June 30, 2016			Six Months Ended June 30, 2015		
($ in thousands)	Triple Net Lease Operations	Managed Properties	Consolidated	Triple Net Lease Operations	Managed Properties	Consolidated	Triple Net Lease Operations	Managed Properties	Consolidated	Triple Net Lease Operations	Managed Properties	Consolidated
Revenues:												
Resident fees and services	$ —	$ 902	$ 902	$ —	$ 549	$ 549	$ —	$ 1,784	$ 1,784	$ —	$ 985	$ 985
Rental revenue	1,845	11,666	13,511	1,760	9,424	11,184	3,689	22,546	26,235	2,818	17,718	20,536
Less: Property operating expenses	—	9,296	9,296	—	7,524	7,524	—	18,001	18,001	—	14,185	14,185
Segment NOI	$ 1,845	$ 3,272	$ 5,117	$ 1,760	$ 2,449	$ 4,209	$ 3,689	$ 6,329	$ 10,018	$ 2,818	$ 4,518	$ 7,336
Segment NOI Margin %		26.0%			24.6%			26.0%			24.2%	
Other income			$ 208			$ 618			$ 492			$ 253
Less: Expenses:												
Interest expense			2,095			1,810			3,949			3,140
Payroll and employee commissions			625			532			1,283			1,125
Depreciation and amortization			3,410			3,945			7,540			7,333
Other expenses			350			509			2,752			2,141
Pre-tax income (loss)			$ (1,155)			$ (1,969)			$ (5,014)			$ (6,150)

TiptreeFinancial 18

NON-GAAP FINANCIAL MEASURES - CLOs MANAGED BY THE COMPANY

The Company deconsolidated the results of Telos 1, Telos 2, Telos 3 and Telos 4 for the period that we did not own the subordinated notes for the three and six months ended June 30, 2016 but not for the prior year periods. The table below shows the results attributable to the CLOs both on a consolidated basis and an unconsolidated basis, which is a non-GAAP measure, for the three and six months ended June 30, 2016. Management believes is helpful to investors for year-over-year comparative purposes, given that Telos 2 and Telos 4 were deconsolidated in Q2 2015 when we sold our retained interests in each CLO

($ in thousands)

	Three Months Ended June 30,					
	2016			2015		
	Consolidated	Non consolidated(1)	Non-GAAP total	Consolidated(2)	Non consolidated(1)	Non-GAAP total
Management fees paid by the CLOs to the Company[3]	$ 757	$ 1,619	$ 2,376	$ 1,004	$ 1,748	$ 2,752
Distributions from the subordinated notes held by the Company	3,858	11	3,869	3,160	70	3,230
Realized and unrealized (losses) gains on subordinated notes held by the Company	297	61	358	(4,097)	31	(4,066)
Net (loss) income attributable to the CLOs	$ 4,912	$ 1,691	$ 6,603	$ 67	$ 1,849	$ 1,916

	Six Months Ended June 30,					
	2016			2015		
	Consolidated	Non consolidated(1)	Non-GAAP total	Consolidated(2)	Non consolidated(1)	Non-GAAP total
Management fees paid by the CLOs to the Company[3]	$ 1,426	$ 3,570	$ 4,996	$ 2,841	$ 2,732	$ 5,573
Distributions from the subordinated notes held by the Company	6,607	83	6,690	8,817	139	8,956
Realized and unrealized (losses) gains on subordinated notes held by the Company	(2,016)	(231)	(2,247)	(11,902)	31	(11,871)
Net (loss) income attributable to the CLOs	$ 6,017	$ 3,422	$ 9,439	$ (244)	$ 2,902	$ 2,658

(1) Represents amounts from Telos 1, Telos 2, Telos 3 and Telos 4, which have been deconsolidated for the period that we did not own the subordinated notes. See Note—(15) Assets and Liabilities of Consolidated CLOs, in the accompanying consolidated financial statements, regarding the deconsolidation of certain of our CLOs.

(2) Includes losses of $4.5 million and $3.3 million from Telos 2 and Telos 4 for the three and six months ended June 30, 2015, respectively. Both were deconsolidated and sold in the second quarter of 2015.

(3) Management fees to Telos are shown net of any management fee participation by Telos to others.

TiptreeFinancial 19